EXHIBIT 10.1

                       SETTLEMENT AND COMPROMISE AGREEMENT
                       -----------------------------------

         This Settlement, Release and Compromise Agreement (this "Agreement") is made this 15th day of March, 2004, by and among Radnet Management, Inc. and its Related Parties (1) (the "Company"), DVI Financial Services Inc. ("DVIFS"), DVI, Inc. ("DVI"); DVI Business Credit Corporation ("DVIBC"), the Equipment Corporations as defined herein, U.S. Bank, National Association ("USBNA"), Lyon Financial Services, Inc. d/b/a/ US Bank Portfolio Services ("USBPS") (USBNA and USBPS shall be collectively referred to herein as "USB") and certain limited liability company affiliates of DVIFS and DVIBC commonly known as the Special Purpose Vehicles(2) (the "SPVs").

                                    RECITALS
                                    --------

         A. On August 25, 2003, DVIFS, DVI and DVIBC (the "Debtors") voluntarily filed petitions for reorganization with the United States Bankruptcy Court for the District of Delaware ("Bankruptcy Court") under chapter 11 of the Bankruptcy Code, 11 U.S.C. ss. 101, et sec. ("Bankruptcy Code");

         B. The Debtors are debtors and debtors-in-possession in jointly-administered chapter 11 cases (the "Bankruptcy Cases") pending before the Bankruptcy Court;

         C. The Company, DVIFS and DVIBC entered into various lease, loan and other financial accommodation agreements as set forth by affiliate name and contract number on Exhibit "A" attached hereto (the "Financing Agreements"). The Financing Agreements entered into between DVIFS and the Company shall be referred to herein as the "DVIFS Contracts." The Financing Agreements entered into between DVIBC and the Company shall be referred to herein as the "DVIBC Contracts." The DVIFS Contracts and the DVIBC Contracts shall be collectively referred to herein as the "DVI Contracts";

         D. DVIFS and DVIBC have transferred their rights and interests to certain of the Financing Agreements to the SPVs. The Financing Agreements which have been transferred to the SPVs shall be referred to herein as the "SPV Contracts." In addition, DVIFS has assigned equipment relating to the SPV Contracts to certain affiliated corporations (the "Equipment Corporations").(3) USBNA is the trustee for the note holders (the "Noteholders") pursuant to

-------------------------------

(1) The Related Parties are Howard G. Berger, Fran Renee Berger, Antelope
Valley MRI, Antelope Valley Imaging, Diagnostic Imaging Services, Inc., Healthcare Imaging Center, Imaging Center of La Habra, Medical Diagnostic Imaging, Oncology Services, Radnet Management I, Inc. Radnet Management II, Inc., Radnet Sub, Inc., San Gabriel Imaging Center, Santa Rosa Imaging, Socal MR Site Management, Inc., North County Imaging, Stockton Imaging, Temecula Valley Imaging Center, Tower Imaging, Beverly Radiology Group, Beverly Radiology Group II, Beverly Radiology Group III and Primedex Health Systems, Inc.

(2) The Special Purpose Vehicles are DVI Business Credit Receivable Corporation III, DVI Receivables LLC III, DVI Receivables LLC VIII, DVI Receivables LLC X, DVI Receivables LLC XI, DVI Receivables LLC XII, DVI Receivables LLC XIV, DVI Receivables LLC XV, DVI Receivables LLC XVI, DVI Receivables LLC XVII, DVI Receivables LLC XVIII, DVI Receivables LLC XIX, DVI Receivables LLC XV, DVI Funding, LLC.

(3) The Equipment Corporations are DVI Receivables Corporation III, DVI Receivables Corporation VIII, DVI Receivables Corporation X, DVI Receivables Corporation XI, DVI Receivables Corporation XII, DVI Receivables certain Indentures and Amended and Restated Indentures between USBNA and the Debtors and their related entities concerning the SPV Contracts and is also the sub-servicing agent, trustee, and/or collateral agent of certain collateral securing certain of the Financing Agreements (the "Trustee"). USBPS is the servicing agent and attorney-in-fact of the SPV Contracts (the "Servicing Agent");

         E. DVIFS has retained ownership of certain of the Financial Agreements that were not been transferred to the SPVs (the "Owned Contracts");

         F. The Owned Contracts and the SPV Contracts shall be referred to herein as the "Contracts";

         G. USB's participation in this Agreement is limited solely to its capacity as Trustee and as Servicing Agent, and this Agreement shall not be construed to bind or affect USB in any other way;

         H. The parties have agreed to compromise the Company's payment obligations under the DVIFS Contracts. The parties have agreed to treat this compromise as if the payment provided for herein satisfies the Company's payment obligations under the DVIFS Contracts;

         I. As a condition of this compromise, the Company has agreed to payoff on the Effective Date as defined herein the full balance owed on the DVIBC Contracts as of the Effective Date;

         J. Upon the terms and subject to the conditions set forth herein and pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure ("Bankruptcy Rules"), the parties and the Company desire to enter into this Agreement providing for the full and final satisfaction of any and all indebtedness of the Company to the Debtors or the SPVs with regard to the Contracts upon the Payment of Seventy-Two Million, Seven Hundred Thousand Dollars ($72,700,000) as more specifically adjusted herein in immediately available funds and other consideration as set forth in detail herein, the "Transaction"); and

         K. The parties recognize that time is of the essence and desire to consummate the Transaction as promptly as practicable on the Effective Date. The parties anticipate closing upon the Transaction on or before April 30, 2004.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable

--------------------

Corporation XIV, DVI Receivables Corporation XVI, DVI Receivables Corporation XVII, DVI Receivables Corporation XVIII, DVI Receivables Corporation XIX, DVI Receivables Corporation XV. The Equipment Corporations join this Agreement for the sole purpose of conveying title to the equipment on an "as is, whereas" basis.

consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. INCORPORATION OF RECITALS. The foregoing Recitals are incorporated herein by reference.

         2. PAYOFF CONSIDERATION. On the Effective Date, in consideration of the full and final satisfaction the Company's payment obligations under the Contracts, the Company shall (a) pay to the Debtors and/or USB as Servicing Agent, in immediately available funds, an aggregate amount equal to Seventy-Two Million, Seven Hundred Thousand Dollars ($72,700,000) (the "Payoff Consideration"). Notwithstanding the foregoing, the Payoff Consideration shall be (a) increased, dollar for dollar, by the amount, if any, that the outstanding balance of the DVIBC Contracts as of 12:01 a.m. eastern time on the Effective Date (the "DVIBC Balance") exceeds $4,400,000; and (b) decreased, dollar for dollar, by the amount, if any, that the DVIBC Balance is less than $4,400,000. Payment of the Payoff Consideration shall be made by wire transfer(s) in accordance with the instructions set forth on Schedule I attached hereto (the "Wire Instructions"). The Payoff Consideration shall be split between the parties as set forth on Schedule II hereto.

         3. THIRD PARTY CLAIMS. On or prior to the Effective Date, the Company shall satisfy all claims of third parties (the "Third Party Claims") related to any of the Contracts which have not been fully funded by DVIFS or DVIBC (the "Third Party Claims"). The Company's obligations herein include the obligation to effectuate the withdraw or reduction of any proof of claim filed in the Bankruptcy Cases by any party asserting a Third Party Claim. The reduction of any proof of claim as contemplated herein shall be made to the extent of the applicable Third Party Claim. The Company will not be obligated to effectuate a reduction in any proof of claim for portions of said claim which do not relate to the Contracts. Notwithstanding the foregoing, the Company will not be obligated to pay more than four hundred and fifty thousand dollars ($450,000) in aggregate with regard to the Third Party Claims.

         4. CONDITION PRECEDENT TO THE OBLIGATIONS OF THE DEBTORS AND USB. The obligations of Debtors and USB contained herein are contingent upon the following:

         a)       On the Effective Date, the Company must pay the Payoff
                  Consideration;

         b) Prior to the Effective Date, the Company must satisfy the Third Party Claims;

         c) The Company must deliver to the Debtors documents reasonably satisfactory to the Debtors effectuating the waiver, withdrawal, reduction or satisfaction of the Third Party Claims;

         d) The representations and warranties of the Company contained herein, are true and correct and reaffirmed by the Company on the Effective Date;

         e) The Person executing this Agreement on behalf of the Company and the Related Parties must be duly authorized and empowered to execute this Agreement on behalf of the Company and the Related Parties;

         f) The Equipment Corporations and/or DVIFS shall upon closing, assign any rights, title or interest they may have in the equipment related to the Financing Agreements to the Company by way of quit claim without any representation or warranty.

         5. TERMINATION OF CONTRACTS. Upon the complete performance of the conditions set forth in paragraph 4 above, the Debtors and USB hereby acknowledge and agree that the Company's payment obligations under each of the Contracts will be fully satisfied.

         6. EFFECTIVE DATE. The Transaction shall be effective upon the date (the "Effective Date") that all of the following have occurred:

                  (a) all of the parties hereto execute this Agreement;

                  (b) the Payoff Approval Order shall have been entered and shall be final, in full force and effect, and shall provide that the Debtors are authorized and, subject to the conditions set forth in this Agreement, directed to enter into the transactions contemplated by this Agreement and to execute and deliver all documents and perform all acts necessary or appropriate to effectuate the Transaction with the Company;

                  (c) the ten-day period for filing a notice of appeal with respect to the Payoff Approval Order under Rule 8002(a) of the Bankruptcy Rules has passed and no appeal has been. filed or extension of the appeal period pursuant to Bankruptcy Rule 8002(b) has occurred; and

                  (d) All other conditions set forth in this Agreement have been satisfied.

         7. RELEASES.

         (a) COMPANY RELEASE. In connection with and as a condition to the consummation of the Transaction, and as a material inducement to the Debtors, the SPVs and USB to agree to the Transaction, the Company releases and forever discharges, effective upon the delivery of the Payoff Consideration as provided for herein, the Debtors, the SPVs, USB, the Noteholders and their respective Affiliates and each of their respective officers, directors, managers, members, agents, employees, attorneys, predecessors, shareholders, successors and assigns (collectively, the "Released Parties") from any and all causes of action, claims, suits, claims for sums of money, contracts, controversies, agreements, costs, damages, judgments, disputes and demands whatsoever, whether in law or equity, of the Company against, with respect to or involving any of the Released Parties, whether known or unknown, foreseen or unforeseen, which the Company may have or have had or may in the future have against any of the Released Parties arising under, or with respect to the Contracts. Notwithstanding the foregoing, nothing contained herein shall be construed as effectuating a release on any claim arising under or related to this Agreement.

         (b) DEBTORS', SPVS, AND USB RELEASE. In connection with and as a condition to the consummation of the Transaction, and as a material inducement to the Company to agree to the Transaction, the Debtors, the SPVs and USB, solely in its capacity as Trustee and Servicing Agent of the SPV Contracts, release and forever discharge, effective upon the delivery of the Payoff Consideration as provided for herein, the Company and its Affiliates and their respective officers, directors, managers, members, agents, employees, attorneys, predecessors, shareholders, successors and assigns (collectively, the "Company Released Parties") from any and all causes of action, claims, suits, claims for sums of money, contracts, controversies, agreements, costs, damages, judgments, disputes and demands whatsoever, whether in law or equity, of the Company against, with respect to or involving any of the Company Released Parties, whether known or unknown, foreseen or unforeseen, which the Debtors, the SPVs and USB solely in its capacity as Trustee and Servicing Agent of the SPV Contracts may have or have had or may in the future have against any of the Company Released Parties and arising under, or with respect to the Contracts. Notwithstanding the foregoing, nothing contained herein shall be construed as effectuating a release on any claim arising under or related to this Agreement.

         8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Debtors, the SPVs and USB and each Affiliate thereof that upon execution of this Agreement:

         (a) it has full power and authority to execute and deliver this Agreement;

         (b) this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms;

         (c) the Contracts are the only indebtedness owed by it to the Debtors, the SPVs and/or any Affiliates of thereof;

         (e) it is the owner of all claims that are covered by this Agreement that have been or may be asserted by it and that are released hereby and that it has not assigned or otherwise transferred and will not assign or otherwise transfer any such claims to any other Person;

         (f) no person or entity other than the Company, its successors or assigns has any interest in the claims, obligations, actions, demands, rights, costs, expenses, compensation, or causes of action for damages or other relief referred to in this Agreement;

         (g) no further consents, approvals or orders of any kind or nature are required to make this Agreement complete, final and binding other than entry of the Payoff Approval Order; and

         (h) it has cash available on hand, or will have permitted borrowing capacity under facilities or equity or debt based financing commitments that together are sufficient to enable it to deliver the Payoff Consideration and other consideration described herein at the Effective Date

         (i) the Person executing this Agreement is the duly authorized representative of the Company with full power and authority to enter into this Agreement and bind the Company.

         9. REPRESENTATIONS AND WARRANTIES OF DEBTORS, THE SPVS AND USB AS TRUSTEE AND AS SERVICING AGENT OF THE SPV CONTRACTS. The Debtors and USB as Trustee and Servicing Agent of the SPV Contracts hereby respectively represent and warrant to the Company that upon entry of the Payoff Approval Order:

                  (a) the Debtors and USB as Trustee and as Servicing Agent of the SPV Contracts respectively has full power and authority to execute and deliver this Agreement;

                  (b) this Agreement constitutes the legal, valid and binding obligation of the respective parties in accordance with its terms.

         10. TERMINATION. This Agreement may be terminated at any time prior to the Effective Date:

                  (a) by the mutual written consent of the parties;

                  (b) by the Debtors if the Debtors have reason to believe that the Company does not have the financial resources necessary to consummate the Transaction; or

                  (c) by either the Debtors or USB or the Company upon notice to the other parties hereto if (i) the Bankruptcy Court has not entered the Payoff Approval Order on or before March 31, 2004; or (ii) the Effective Date shall not have occurred on or before April 30, 2004.

         11. RELEASE OF SECURITY INTERESTS; UCC TERMINATION STATEMENTS. Upon receipt of the Payoff Consideration, all guaranties, suretyships, Liens (including security interests in all Collateral) and all right, title and interest in and to the assets, business, properties and rights of the Company, its subsidiaries and any other individuals or entity that have been granted, pledged, conveyed, transferred and set over to the Debtors or the SPVs pursuant to any Contract or to otherwise secure repayment of the Company's obligations under the Contracts shall automatically be released, terminated and of no further force and effect without requiring further action of the Debtors, USB or the SPVs. Upon payment of the Payoff Amount by the Company pursuant to the Wire Instructions, the Company by or through its attorneys is authorized to file termination statements terminating all UCC financing statements on file that relate to the Contracts and the Debtors, the SPVs and USB hereby agree to deliver promptly to the Company, (a) originally executed releases any other liens granted to the Debtors or the SPVs relating to the Contracts and (b) possessory Collateral in the possession of the Debtors, USB or the SPVs pledged as Collateral to secure repayment of the Contracts. The Debtors and/or USB also agree to execute and deliver such other releases, documents and agreements as the Company may reasonably request to evidence the foregoing release.

         12. FURTHER ASSURANCES. The Debtors, the SPVs and USB agree to use their best efforts to cause any and all Affiliates of Debtors and the SPVs to take any and all actions necessary or appropriate to consummate the terms of the Transaction.

         13. DEFINITIONS.

         In addition to the terms defined elsewhere in this Agreement (including the Preamble and the Recitals), the following terms shall have the following meanings when used in this Agreement:

         "ACTION" shall mean any claim, dispute, demand, cause of action or action asserted in any arbitration, litigation, adversary proceeding, mediation, suit, investigation or other proceeding and any appeal therefrom.

         "AFFILIATE" shall mean, with respect to any Person, any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. As used in this definition, the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to (a) vote one-third (1/3) or more of the voting power of the outstanding voting securities of such Person, or (b) otherwise direct the management policies of such Person by contract or otherwise.

         "COLLATERAL" shall mean the collateral in which the Debtors or SPVs have been granted a Lien pursuant to the Pledge or Security Agreement and any and all security of any kind for or in respect of the Contracts.

         "GOVERNMENTAL AUTHORITY" shall mean any foreign, federal, state, local or other governmental, administrative or regulatory authority, body, agency, court, tribunal or similar entity including any arbitrator or arbitration panel, including, without limitation, the Bankruptcy Court.

         "LAW" shall mean any law, statute, rule, regulation, ordinance, standard, requirement, administrative ruling, order or process promulgated by any Governmental Authority as in effect from time to time (including, without limitation, any zoning or land use law or ordinance, building code, securities, blue sky, civil rights or occupational health and safety law or regulation and any court, administrative agency or arbitrator's order or process).

         "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or other), preference, priority, or other security agreement or preferential arrangement, of any kind or nature whatsoever.

         "PAYOFF APPROVAL MOTION" shall mean the Debtor's motion filed with the Bankruptcy Court seeking approval of the Payoff Approval Order.

         "PAYOFF APPROVAL ORDER" shall mean an older of the Bankruptcy Court customary for a discounted payoff transaction similar to the Transaction contemplated herein, substantially in the form and substance of the order attached hereto as SCHEDULE III.

         "PERSON" shall mean any individual, general or limited partnership, corporation, limited liability company, association, business trust, joint venture, Governmental Authority, business entity.

         14. NOTICES. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder will, be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

         15. PURPOSE. The parties hereto acknowledge and agree that this Agreement is made in order to compromise and settle disputed claims between and among all parties, so as to avoid time-consuming litigation, and the burden, inconvenience and expense associated therewith, and without admission of any liability or wrongdoing by any party hereto with respect to any matters.

         16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall survive the Effective Date.

         17. ASSIGNMENT: SUCCESSORS. This Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Prior to the Effective Date, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by the any of the parties.

         18. GOVERNING LAW.

         (a) THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

         (b) Until the entry of an order either closing or dismissing the Bankruptcy Cases, each party hereto (i) irrevocably elects as the sole judicial forum for the adjudication of any matters arising under or in connection with the Agreement, and consent to the exclusive jurisdiction of, the Bankruptcy Court; (ii) expressly waives any defense or objection to jurisdiction or venue based on the doctrine of forum non-conveniens; and (iii) stipulates that the Bankruptcy Court shall have in personam jurisdiction and venue over such party.

         (c) After the entry of an order either closing or dismissing the Bankruptcy Cases, each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of any Delaware federal court (a "Delaware Court") in any Action arising out of or relating to this Agreement, and each such party hereby irrevocably agrees that all claims in respect of such Action shall be heard and determined in such Delaware Court. Each party, to the extent permitted by applicable Laws, hereby expressly waives any defense or objection to jurisdiction or venue based on the doctrine of forum non-conveniens, and stipulates that any Delaware Court shall have in personam jurisdiction and venue over such party for the purpose of litigating any dispute or controversy between the parties arising out of or related to this Agreement. In the event any party shall commence or maintain any Action arising out of or related to this Agreement in a forum other than an Delaware Court, the other party shall be entitled to request the dismissal or stay of such Action, and each such party stipulates for itself that such Action shall be dismissed or stayed. To the extent that any party to this Agreement has or hereafter may acquire any immunity from jurisdiction of any Delaware Court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, each such party hereby irrevocably waives such immunity.

         (d) After the entry of an order either closing or dismissing the Bankruptcy Cases, each party irrevocably consents to the service of process of any of the Delaware Courts in any such Action by any means permitted by the rules applicable in such Delaware Court including, if permissible, personal delivery of the copies thereof or by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it as its address specified herein, such service to become effective upon the earlier of (i) the date ten (10) calendar days after such mailing or (ii) any earlier date permitted by applicable Law.

         (e) THE PARTIES HERETO HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

         19. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties with respect to the matters discussed herein, supersedes all prior agreements and understandings between the parties on these particular issues, is intended to be a binding agreement between the parties and shall not be changed, modified, amended, extended, terminated, waived, or discharged except by an instrument signed in writing by all the parties hereto. Additionally, the consideration recited herein is the full, complete and entire consideration for this Agreement, and there is to be no further consideration to be exchanged by any party hereto.

         20. AGREEMENT NOT SEVERABLE. Should any material provision of this Agreement be deemed unenforceable or void by a court of competent jurisdiction, this Agreement shall be null and void in its entirety.

         21. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original or facsimile, but all of which together shall constitute one of the same instrument.


                  [Remainder of Page Intentionally Left Blank.
                            Signature Page Follows.]

         IN WITNESS WHEREOF, the patsies have executed this Settlement, Release and Compromise Agreement as of the date first written above.


COMPANY:                                     DEBTORS:

RADNET MANAGEMENT, INC.                      DVI FINANCIAL SERVICES, INC.

By: /s/ Howard G. Berger, MD                 By: /s/ John P. Boyle
Name: Howard G. Berger, MD                   Name: John P. Boyle
Title: President & CEO                       Title: VP and CEO


TRUSTEE:                                     DVI, INC.

US BANK, NATIONAL ASSOCIATION
As Trustee

By: /s/ signature                            By: /s/ John P. Boyle
Name:                                        Name: John P. Boyle
Title:                                       Title: VP and CEO


RELATED PARTIES:

HOWARD G. BERGER, M.D.                       DVI BUSINESS CREDIT CORPORATION
As an authorized representative
of the Related Parties

By: /s/ Howard G. Berger, MD                 By: /s/ G. Alexander Cole
                                             Name: G. Alexander Cole
                                             Title: VP & Chief Credit Officer


SPVs:

LYON FINANCIAL SERVICES, INC. d/b/a          DVI RECEIVABLES VIII, INC. as the
US Bancorp Portfolio Services,               sole member and manager of the SPVs
as Agent and Attorney in Fact for            as Agent and Attorney in Fact for
the SPVs                                     the SPVs

By: /s/ signature                            By: /s/ John P. Boyle
Name:                                        Name: John P. Boyle
Title:                                       Title: VP and CEO


DVI BUSINESS CREDIT RECEIVABLES              EQUIPMENT CORPORATIONS as defined
CORPORATION III                              herein by their respective
                                             authorized representative


By: /s/ G. Alexander Cole                    By: /s/ John P. Boyle
Name: G. Alexander Cole                      Name: John P. Boyle
Title: President                             Title: VP and CEO

                                   SCHEDULE I
                                   ----------

                                WIRE INSTRUCTIONS

                            TO BE SUPPLIED BY DEBTORS

                                   SCHEDULE II
                       ALLOCATION OF PAYOFF CONSIDERATION
                       ----------------------------------

   OWNED CONTRACTS (DVIFS)                              $13,600,000
   SPV CONTRACTS                                        $54,700,000
   DVIBC CONTRACTS                                      $ 4,400,000(4)


---------------
(4) Plus or minus the adjustment as described in paragraph 2.

                                  SCHEDULE III
                                  ------------

                              PAYOFF APPROVAL ORDER
                              ---------------------


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                               ) Chapter 11
                                     )
DVI, INC.,                           ) Case Nos. 03-12656
DVI FINANCIAL SERVICES INC. and      ) through 03-12658
DVI BUSINESS CREDIT CORPORATION,     )
                                     ) Jointly Administered
           Debtors.
                                        Hearing Date: March 2, 2004 @ 10:30 a.m.
                                        Response Date: Jan. 28, 2004

                     ORDER APPROVING COMPROMISE BETWEEN THE
         DEBTOR AND RADNET MANAGEMENT INC. AND RELATED ENTITIES [DOCKET
                                      1161]

         Upon consideration of the Motion of DVI Financial Services Inc. ("DVIFS") For Entry of an Order Approving Settlement Between the DVIFS and Radnet Management, Inc. and Related Entities Pursuant to Federal Rule of Bankruptcy Procedure 9019 (the "Motion") and any objections that may have been filed to the Motion, and it appearing that the compromise outlined in the Motion, as amended hereby, is fair and reasonable and in the best interests of the Debtors' estates and their respective creditors, it is hereby

         ORDERED as follows:

         1.       The Motion is granted.

         2. The definition of "Contracts" in the Motion shall include contract number 001-0003441-011.

         3. The Payoff Amount as defined in the Motion shall be no less than $13,600,000.

         4. The Settlement is approved in its entirety and the terms and provisions of the Settlement are incorporated herein by reference,

         5. DVIFS is authorized and, subject to the conditions set forth in the Settlement and Compromise Agreement, directed to enter into the transactions contemplated by the Settlement and Compromise Agreement and to execute and deliver all documents and perform all acts necessary or appropriate to effectuate the Settlement and Compromise Agreement with the Company without further Order of Court.

         6. Capitalized terms not defined or amended herein shall have the meaning as set forth in the Motion.


                                        BY THE COURT:



                                        MARY F. WALRATH
                                        CHIEF U.S. BANKRUPTCY JUDGE



Dated:

                             EXHIBIT A (page 1 of 4)
                             -----------------------

                              FINANCING AGREEMENTS

001-0000002-002          DIAGNOSTIC IMAGING SERVICES, INC.
001-0001231-037          RADNET MANAGEMENT, INC.
001-0001231-051          RADNET MANAGEMENT, INC.
001-0002785-002          RADNET MANAGEMENT I, INC.
001-0003155-002          RADNET MANAGEMENT, INC.
001-0003155-012          RADNET MANAGEMENT, INC.
001-0003155-015          RADNET MANAGEMENT, INC.
001-0003155-016          RADNET MANAGEMENT, INC.
001-0003155-028          RADNET MANAGEMENT, INC.
001-0003155-029          RADNET MANAGEMENT, INC.
001-0003155-030          RADNET MANAGEMENT, INC.
001-0003155-031          RADNET MANAGEMENT, INC.
001-0003155-032          RADNET MANAGEMENT, INC.
001-0003155-033          RADNET MANAGEMENT, INC.
001-0003155-034          RADNET MANAGEMENT, INC.
001-0003155-035          RADNET MANAGEMENT, INC.
001-0003155-036          RADNET MANAGEMENT, INC.
001-0003155-037          RADNET MANAGEMENT, INC.
001-0003155-038          RADNET MANAGEMENT, INC.
001-0003441-009          DIAGNOSTIC IMAGING SERVICES, INC.

                             EXHIBIT A (page 2 of 4)
                             -----------------------

                              FINANCING AGREEMENTS
                              --------------------

001-0003441-010          HEALTHCARE IMAGING CENTER
001-0003441-011          NORTH COUNTY IMAGING
001-0003502-007          STOCKTON IMAGING
001-0003502-008          SANTA CLARITA IMAGING
001-0003502-009          RADNET MANAGEMENT, INC.
021-0000873-007          DIAGNOSTIC IMAGING SERVICES, INC.
021-0001231-032          RADNET MANAGEMENT, INC.
021-0001231-041          RADNET MANAGEMENT, INC.
023-0003024-003          RADNET MANAGEMENT II, INC.
024-0001231-034          RADNET MANAGEMENT, INC.
024-0001231-035          RADNET MANAGEMENT, INC.
024-0003155-007          RADNET MANAGEMENT, INC.
024-0003155-008          RADNET MANAGEMENT, INC.
025-0001231-040          RADNET MANAGEMENT, INC.
025-0001231-042          RADNET MANAGEMENT, INC.
025-0001231-043          RADNET MANAGEMENT, INC.
025-0001231-044          RADNET MANAGEMENT, INC.
025-0002661-001          SOCAL MR SITE MANAGEMENT, INC.
025-0002661-004          SOCAL MR SITE MANAGEMENT, INC.
026-0001231-045          RADNET MANAGEMENT, INC.

                             EXHIBIT A (page 3 of 4)
                             -----------------------

                              FINANCING AGREEMENTS
                              --------------------

026-0001231-046          RADNET MANAGEMENT, INC.
026-0002661-002          SOCAL MR SITE MANAGEMENT, INC.
026-0002661-003          SOCAL MR. SITE MANAGEMENT, INC.
026-0002785-001          RADNET MANAGEMENT I, INC.
029-0000873-011          DIAGNOSTIC IMAGING SERVICES
029-0003155-006          RADNET MANAGEMENT, INC.
029-0003155-010          RADNET MANAGEMENT, INC.
029-0003218-001          ANTELOPE VALLEY MRI
029-0003222-001          TEMECULA VALLEY IMAGING
029-0003225-001          IMAGING CENTER OF LA HABRA
029-0003230-001          SANTA ROSA IMAGING
030-0003024-001          RADNET MANAGEMENT II, INC.
030-0003024-002          RADNET MANAGEMENT II, INC.
030-0003155-013          RADNET MANAGEMENT, INC.
030-0003441-001          DIAGNOSTIC IMAGING SERVICES
031-0002839-002          SAN GABRIEL IMAGING CENTER
031-0003155-001          RADNET MANAGEMENT, INC.
031-0003155-011          RADNET MANAGEMENT I, INC.
031-0003441-005          MEDICAL DIAGNOSTIC IMAGING
031-0003441-008          DIAGNOSTIC IMAGING SERVICES, INC.

                             EXHIBIT A (page 4 of 4)
                             -----------------------

                              FINANCING AGREEMENTS
                              --------------------

031-0003502-001          RADNET MANAGEMENT, INC.
031-0003502-005          ONCOLOGY SERVICES
031-0003564-001          TOWER IMAGING
032-0001231-047          RADNET MANAGEMENT, INC.
032-0001231-048          RADNET MANAGEMENT, INC.
032-0001232-010          RADNET SUB, INC
032-0003441-003          DIAGNOSTIC IMAGING SERVICES
032-0003502-002          ANTELOPE VALLEY IMAGING
084-0003155-003          RADNET MANAGEMENT, INC.
084-0003155-004          RADNET MANAGEMENT, INC.
084-0003155-009          RADNET MANAGEMENT, INC.
083-0003155-014          RADNET MANAGEMENT, INC.
083-0003155-017          RADNET MANAGEMENT, INC.
083-0003155-018          RADNET MANAGEMENT, INC.
083-0003155-019          RADNET MANAGEMENT, INC.
083-0003441-012          RADNET MANAGEMENT, INC.
83-1231-49               RADNET MANAGEMENT, INC.
83-1231-50               RADNET MANAGEMENT, INC.

                                     RADNET
                                MANAGEMENT, INC.
                                ----------------



April 28, 2004


VIA FACSIMILE
-------------

DVI Financial Services
2500 York Road
Jamison, PA 18929


         Re:      Settlement and Compromise Agreement
                  Dated March 15, 2004 Between Radnet Management, Inc.
                  And its related Parties and DVI, Inc. et al. (the "Settlement Agreement")


Gentlemen:

         This will confirm that Radnet Management, Inc., and its Related Parties (the "Company") has requested DVI Financial Services Inc. ("DVIFS") to agree not to exercise its right to terminate the Settlement Agreement between April 30, 2004 and July 1, 2004 to allow the Company additional time to secure its financing.

         This will also confirm that DVIFS has agreed to the Company's request conditioned upon a payment to DVIFS in the amount of $100,000 (the "Extension Fee"). The Extension Fee is due on or before May 1, 2004, by wire transfer. The Extension Fee will be non-refundable and will not be credited against the Payoff Consideration on the Effective Date. In addition, if the Effective Date does not occur by May 31, 2004, the portion of the Payoff Consideration relating to the DVIFS Owned Contracts in the amount of $13,600,000 shall bear interest starting June 1, 2004 at $6,800 per day (18 percent per annum) until paid or until the Settlement Agreement is terminated.

         Nothing herein shall be construed as a waiver of DVIFS's right to terminate the Settlement Agreement prior to July 1, 2004: a) upon the mutual written consent of the parties; or b) if DVIS has good reason to believe that the Company will not have the financial resources necessary to sonsummate the Transaction by July 1, 2004. If the Settlement Agreement is terminated by any party prior to the Effective Date, the parties acknowledge that notwithstanding anything set forth herein or in the Settlement Agreement, the Company is responsible for the payment of the full amount due and owing under the Financing Agreements including all interest.

DVI Financial Services
April 28, 2004
Page Two


         Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Settlement Agreement.

         If the foregoing accurately sets forth our understanding, kindly evidence your assent to the terms and conditions herein set forth by causing a copy of this letter to be signed, dated and returned to the undersigned.


                                             Radnet Management, Inc.
                                             and Related Parties


                                             By: /s/ Howard Berger, M.D.
                                                 -------------------------------
                                                 Howard Berger, M.D.,
                                                 Authorized Representative
                                                 and/or President


Accepted and agreed as of this 29
day of April, 2004.


DVI Financial Services Inc.

    /s/ Montgomery W. Cornell
    -------------------------
    Name: Montgomvery W. Cornell
    Title: Authorized Signatory

                                     RADNET
                                MANAGEMENT, INC.
                                ----------------



April 28, 2004


VIA FACSIMILE 507-537-5201
--------------------------

Joe Andries
US Bank Portfolio Services
1301 Madrid Street
Marshall, Minnesota 56258

         Re:      Settlement and Compromise Agreement
                  Dated March 15, 2004 Between Radnet Management, Inc.
                  And its related Parties and DVI, Inc. et al. (the "Settlement Agreement")


Dear Mr. Andries:

         This will confirm that Radnet Management, Inc., and its Related Parties (the "Company") has requested USB to agree not to exercise its right to terminate the Settlement Agreement between April 30, 2004 and July 1, 2004 to allow the Company additional time to secure its financing.

         This will also confirm that USB has agreed to the Company's request conditioned upon a payment to USB in the amount of $100,000 (the "Extension Fee"). The Extension Fee is due on or before May 1, 2004, by wire transfer. The Extension Fee will be non-refundable and will not be credited against the Payoff Consideration on the Effective Date. In addition, if the Effective Date does not occur by May 31, 2004, USB, in connection with the SPV Contracts will receive, in addition to their share of the Payoff Consideration, payment of $5,000 per day (a rate of $150,000 per month) until paid or until the Settlement Agreement is terminated.

         Nothing herein shall be construed as a waiver of USB's right to terminate the Settlement Agreement prior to July 1, 2004 upon the mutual written consent of the parties. If the Settlement Agreement is terminated by any party prior to the Effective Date, the parties acknowledge that notwithstanding anything set forth herein or in the Settlement Agreement, the Company is responsible for the payment of the full amount due and owing under the Financing Agreements including all interest.

Mr. Joe Andries
US Bank Portfolio Services
April 28, 2004
Page Two


         Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Settlement Agreement.

         If the foregoing accurately sets forth our understanding, kindly evidence your assent to the terms and conditions herein set forth by causing a copy of this letter to be signed, dated and returned to the undersigned.


                                             Radnet Management, Inc.
                                             and Related Parties


                                             By: /s/ Howard Berger, M.D.
                                                 -------------------------------
                                                 Howard Berger, M.D.,
                                                 Authorized Representative
                                                 and/or President


Accepted and agreed as of this 29
day of April, 2004.


USB /s/ Joseph Andries
    -------------------------
    Joseph Andries
    Senior Vice President